EXHIBIT 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, David F. DeVoe, Chief Financial Officer of The News Corporation Limited (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(i)  the annual report on Form 11-K of the News America Savings Plan for the year ended December 31, 2002, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the News America Savings Plan.

Date: June 30, 2003

/S/ DAVID F. DEVOE
David F. DeVoe Senior Executive Vice President and Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to The News Corporation Limited and will be retained by The News Corporation Limited and furnished to the Securities and Exchange Commission or its Staff upon request.